                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Service Merchandise Company, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          $125.00
          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          Schedule 14A
          ----------------------------------------------------------------------
     (3)  Filing Party:

          Service Merchandise Company, Inc.
          ----------------------------------------------------------------------
     (4)  Date Filed:

          March 16, 1995
          ----------------------------------------------------------------------

                              IMPORTANT REMINDER


                                                                   April 7, 1995

Dear Fellow Shareholder:

     We have previously mailed you proxy materials relating to the Annual Meeting of Shareholders of Service Merchandise Company, Inc. (the "Company") to be held on April 19, 1995.

     Your vote is important. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the enclosed return envelope provided for your convenience.

     Please note that the approval of the amendment to the Company's Amended and Restated 1989 Employee Stock Incentive Plan is not a routine matter, contrary to the statements set forth on page 2 of the proxy materials sent to you. Accordingly, brokers may not vote shares held by them unless they receive specific instructions from beneficial owners. The lack of a vote from brokers who have not received instructions from beneficial owners (a "broker non-vote") and other abstentions from voting will not affect the outcome of the vote on this issue.

     Thank you for promptly returning your proxy. We appreciate your cooperation and continued support.

                                            Yours truly,



                                            Raymond Zimmerman
                                            Chairman of the Board and
                                            Chief Executive Officer